The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72DD correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Global Dividend Fund $36
INTECH International Fund $6
INTECH U.S. Core Fund $154
INTECH U.S. Growth Fund $61
INTECH U.S. Value Fund $109
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $21,719
Janus Global Allocation Fund - Conservative $270
Janus Global Allocation Fund - Growth $51
Janus Global Allocation Fund - Moderate $150
Janus Global Bond Fund $54
Janus High-Yield Fund $18,233
Janus Real Return Allocation Fund $32
Janus Short-Term Bond Fund $2,876
Perkins Large Cap Value Fund $39
Perkins Mid Cap Value Fund $5,609
Perkins Select Value Fund $1
Perkins Small Cap Value Fund $1,222
Perkins Value Plus Income Fund $138

C-Class
INTECH Global Dividend Fund $22
INTECH International Fund $6
INTECH U.S. Core Fund $41
INTECH U.S. Growth Fund $11
INTECH U.S. Value Fund $2
Janus Global Allocation Fund - Conservative $318
Janus Global Allocation Fund - Growth $43
Janus Global Allocation Fund - Moderate $112
Janus Global Bond Fund $16
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $9,246
Janus High-Yield Fund $4,511
Janus Real Return Allocation Fund $9
Janus Short-Term Bond Fund $576
Perkins Large Cap Value Fund $12
Perkins Mid Cap Value Fund $383
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $2
Perkins Value Plus Income Fund $94

D-Class
INTECH Global Dividend Fund $114
INTECH U.S. Core Fund $2,635
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $24,080
Janus Global Allocation Fund - Conservative $5,926
Janus Global Allocation Fund - Growth $4,203
Janus Global Allocation Fund - Moderate $6,026
Janus Global Bond Fund $131
Janus High-Yield Fund $22,771
Janus Real Return Allocation Fund $61
Janus Short-Term Bond Fund $3,355
Perkins Large Cap Value Fund $322
Perkins Mid Cap Value Fund $6,211
Perkins Select Value Fund $38
Perkins Small Cap Value Fund $971
Perkins Value Plus Income Fund $578

I-Class
INTECH Global Dividend Fund $70
INTECH International Fund $945
INTECH U.S. Core Fund $853
INTECH U.S. Growth Fund $3,721
INTECH U.S. Value Fund $1,947
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $64,518
Janus Global Allocation Fund - Conservative $81
Janus Global Allocation Fund - Growth $91
Janus Global Allocation Fund - Moderate $152
Janus Global Bond Fund $814
Janus High-Yield Fund $18,236
Janus Real Return Allocation Fund $56
Janus Short-Term Bond Fund $5,331
Perkins Large Cap Value Fund $619
Perkins Mid Cap Value Fund $23,823
Perkins Select Value Fund $681
Perkins Small Cap Value Fund $16,875
Perkins Value Plus Income Fund $265

L-Class
Perkins Mid Cap Value Fund $209
Perkins Small Cap Value Fund $3,545

N-Class
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $6,493
Janus High-Yield Fund $568
Janus Short-Term Bond Fund $655
Perkins Large Cap Value Fund $1,311
Perkins Mid Cap Value Fund $992
Perkins Small Cap Value Fund $1,015

R-Class
Janus Flexible Bond Fund $690
Janus High-Yield Fund $83
Perkins Mid Cap Value Fund $746
Perkins Small Cap Value Fund $240

S-Class
INTECH Global Dividend Fund $24
INTECH International Fund $5
INTECH U.S. Core Fund $45
INTECH U.S. Growth Fund $156
INTECH U.S. Value Fund $2
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $2,018
Janus Global Allocation Fund - Conservative $33
Janus Global Allocation Fund - Growth $31
Janus Global Allocation Fund - Moderate $55
Janus Global Bond Fund $10
Janus High-Yield Fund $411
Janus Real Return Allocation Fund $25
Janus Short-Term Bond Fund $66
Perkins Large Cap Value Fund $4
Perkins Mid Cap Value Fund $4,452
Perkins Select Value Fund $0
Perkins Small Cap Value Fund $882
Perkins Value Plus Income Fund $101

T-Class
INTECH Global Dividend Fund $44
INTECH International Fund $2
INTECH U.S. Core Fund $1,228
INTECH U.S. Growth Fund $38
INTECH U.S. Value Fund $1
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $37,752
Janus Global Allocation Fund - Conservative $868
Janus Global Allocation Fund - Growth $262
Janus Global Allocation Fund - Moderate $383
Janus Global Bond Fund $44
Janus High-Yield Fund $87,051
Janus Real Return Allocation Fund $44
Janus Short-Term Bond Fund $32,748
Perkins Large Cap Value Fund $34
Perkins Mid Cap Value Fund $42,393
Perkins Select Value Fund $11
Perkins Small Cap Value Fund $11,027
Perkins Value Plus Income Fund $141


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 72EE correctly, the correct answer is as follows
(in 000's):"

A-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $16,132
Janus Global Allocation Fund - Conservative $0
Janus Global Allocation Fund - Growth $0
Janus Global Allocation Fund - Moderate $317
Janus Global Bond Fund $108
Janus High-Yield Fund $426
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $1,192
Perkins Large Cap Value Fund $58
Perkins Mid Cap Value Fund $34,092
Perkins Select Value Fund $7
Perkins Small Cap Value Fund $5,181
Perkins Value Plus Income Fund $121

C-Class
INTECH Global Dividend Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH International Fund $0
INTECH U.S. Value Fund $0
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $9,469
Janus Global Allocation Fund - Conservative $0
Janus Global Allocation Fund - Growth $0
Janus Global Allocation Fund - Moderate $376
Janus Global Bond Fund $49
Janus High-Yield Fund $126
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $558
Perkins Large Cap Value Fund $47
Perkins Mid Cap Value Fund $7,095
Perkins Select Value Fund $7
Perkins Small Cap Value Fund $768
Perkins Value Plus Income Fund $117

D-Class
INTECH Global Dividend Fund $0
INTECH U.S. Core Fund $0
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $16,438
Janus Global Allocation Fund - Conservative $0
Janus Global Allocation Fund - Growth $0
Janus Global Allocation Fund - Moderate $11,417
Janus Global Bond Fund $293
Janus High-Yield Fund $534
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $1,498
Perkins Large Cap Value Fund $422
Perkins Mid Cap Value Fund $28,651
Perkins Select Value Fund $242
Perkins Small Cap Value Fund $2,833
Perkins Value Plus Income Fund $484

I-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $41,813
Janus Global Allocation Fund - Conservative $0
Janus Global Allocation Fund - Growth $0
Janus Global Allocation Fund - Moderate $220
Janus Global Bond Fund $346
Janus High-Yield Fund $410
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $2,276
Perkins Large Cap Value Fund $778
Perkins Mid Cap Value Fund $112,483
Perkins Select Value Fund $4,089
Perkins Small Cap Value Fund $47,041
Perkins Value Plus Income Fund $217

L-Class
Perkins Mid Cap Value Fund $1,128
Perkins Small Cap Value Fund $9,262

N-Class
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $5,266
Janus High-Yield Fund $17
Janus Short-Term Bond Fund $290
Perkins Large Cap Value Fund $1479
Perkins Mid Cap Value Fund $4,083
Perkins Small Cap Value Fund $2,601

R-Class
Janus Flexible Bond Fund $612
Janus High-Yield Fund $2
Perkins Mid Cap Value Fund $5,608
Perkins Small Cap Value Fund $1,285

S-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $1,538
Janus Global Allocation Fund - Conservative $0
Janus Global Allocation Fund - Growth $0
Janus Global Allocation Fund - Moderate $123
Janus Global Bond Fund $22
Janus High-Yield Fund $10
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $36
Perkins Large Cap Value Fund $8
Perkins Mid Cap Value Fund $26,927
Perkins Select Value Fund $1
Perkins Small Cap Value Fund $3,510
Perkins Value Plus Income Fund $95

T-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $26,922
Janus Global Allocation Fund - Conservative $0
Janus Global Allocation Fund - Growth $0
Janus Global Allocation Fund - Moderate $732
Janus Global Bond Fund $78
Janus High-Yield Fund $2,091
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $15,842
Perkins Large Cap Value Fund $47
Perkins Mid Cap Value Fund $209,230
Perkins Select Value Fund $79
Perkins Small Cap Value Fund $35,337
Perkins Value Plus Income Fund $122


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73A correctly, the correct answer is as follows:"

A-Class
INTECH Global Dividend Fund $0.3860
INTECH International Fund $0.1550
INTECH U.S. Core Fund $0.1960
INTECH U.S. Growth Fund $0.1488
INTECH U.S. Value Fund $0.1947
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $0.3012
Janus Global Allocation Fund - Conservative $0.3417
Janus Global Allocation Fund - Growth $0.2335
Janus Global Allocation Fund - Moderate $0.3116
Janus Global Bond Fund $0.1156
Janus High-Yield Fund $0.5691
Janus Real Return Allocation Fund $0.1474
Janus Short-Term Bond Fund $0.0465
Perkins Large Cap Value Fund $0.1808
Perkins Mid Cap Value Fund $0.1288
Perkins Select Value Fund $0.1048
Perkins Small Cap Value Fund $0.2120
Perkins Value Plus Income Fund $0.2851

C-Class
INTECH Global Dividend Fund $0.3006
INTECH International Fund $0.1718
INTECH U.S. Core Fund $0.0897
INTECH U.S. Growth Fund $0.0577
INTECH U.S. Value Fund $0.1947
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $0.2144
Janus Global Allocation Fund - Conservative $0.2551
Janus Global Allocation Fund - Growth $0.1348
Janus Global Allocation Fund - Moderate $0.1821
Janus Global Bond Fund $0.0847
Janus High-Yield Fund $0.4991
Janus Real Return Allocation Fund $0.0460
Janus Short-Term Bond Fund $0.0227
Perkins Large Cap Value Fund $0.0663
Perkins Mid Cap Value Fund $0.0422
Perkins Select Value Fund $0.0479
Perkins Small Cap Value Fund $0.0019
Perkins Value Plus Income Fund $0.2075

D-Class
INTECH Global Dividend Fund $0.4022
INTECH U.S. Core Fund $0.2263
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $0.3182
Janus Global Allocation Fund - Conservative $0.3623
Janus Global Allocation Fund - Growth $0.2574
Janus Global Allocation Fund - Moderate $0.3322
Janus Global Bond Fund $0.1194
Janus High-Yield Fund $0.5874
Janus Real Return Allocation Fund $0.1586
Janus Short-Term Bond Fund $0.0494
Perkins Large Cap Value Fund $0.2050
Perkins Mid Cap Value Fund $0.1697
Perkins Select Value Fund $0.1133
Perkins Small Cap Value Fund $0.3084
Perkins Value Plus Income Fund $0.2956

I-Class
INTECH Global Dividend Fund $0.4131
INTECH International Fund $0.2018
INTECH U.S. Core Fund $0.2451
INTECH U.S. Growth Fund $0.2133
INTECH U.S. Value Fund $0.2187
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $0.3233
Janus Global Allocation Fund - Conservative $0.3663
Janus Global Allocation Fund - Growth $0.2708
Janus Global Allocation Fund - Moderate $0.3421
Janus Global Bond Fund $0.1233
Janus High-Yield Fund $0.5958
Janus Real Return Allocation Fund $0.2457
Janus Short-Term Bond Fund $0.0537
Perkins Large Cap Value Fund $0.2140
Perkins Mid Cap Value Fund $0.1658
Perkins Select Value Fund $0.1220
Perkins Small Cap Value Fund $0.3226
Perkins Value Plus Income Fund $0.3114

L-Class
Perkins Mid Cap Value Fund $.1450
Perkins Small Cap Value Fund $0.3442

N-Class
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $0.3351
Janus High-Yield Fund $0.6020
Janus Short-Term Bond Fund $0.0537
Perkins Large Cap Value Fund $0.2382
Perkins Mid Cap Value Fund $0.1902
Perkins Small Cap Value Fund $0.3510

R-Class
Janus Flexible Bond Fund $0.2554
Janus High-Yield Fund $0.5308
Perkins Mid Cap Value Fund $0.1042
Perkins Small Cap Value Fund $0.1683

S-Class
INTECH Global Dividend Fund $0.3947
INTECH International Fund $0.1488
INTECH U.S. Core Fund $0.1703
INTECH U.S. Growth Fund $0.1417
INTECH U.S. Value Fund $0.1471
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $0.2812
Janus Global Allocation Fund - Conservative $0.3212
Janus Global Allocation Fund - Growth $0.2208
Janus Global Allocation Fund - Moderate $0.2969
Janus Global Bond Fund $0.1079
Janus High-Yield Fund $0.5561
Janus Real Return Allocation Fund $0.1205
Janus Short-Term Bond Fund $0.0400
Perkins Large Cap Value Fund $0.1341
Perkins Mid Cap Value Fund $0.1295
Perkins Select Value Fund $0.0602
Perkins Small Cap Value Fund $0.2260
Perkins Value Plus Income Fund $0.2727

T-Class
INTECH Global Dividend Fund $0.4003
INTECH International Fund $0.1901
INTECH U.S. Core Fund $0.2209
INTECH U.S. Growth Fund $0.2092
INTECH U.S. Value Fund $0.1995
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $0.3084
Janus Global Allocation Fund - Conservative $0.3538
Janus Global Allocation Fund - Growth $0.2520
Janus Global Allocation Fund - Moderate $0.3266
Janus Global Bond Fund $0.1156
Janus High-Yield Fund $0.5790
Janus Real Return Allocation Fund $0.2046
Janus Short-Term Bond Fund $0.0462
Perkins Large Cap Value Fund $0.1974
Perkins Mid Cap Value Fund $0.1586
Perkins Select Value Fund $0.1042
Perkins Small Cap Value Fund $0.2806
Perkins Value Plus Income Fund $0.2955


The following Funds are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 73B correctly, the correct answer is as follows:"

A-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $0.2135
Janus Global Bond Fund $0.2479
Janus Global Allocation Fund - Conservative $0
Janus Global Allocation Fund - Growth $0
Janus Global Allocation Fund - Moderate $0.6090
Janus High-Yield Fund $0.0138
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0218
Perkins Large Cap Value Fund $0.2689
Perkins Mid Cap Value Fund $0.7830
Perkins Select Value Fund $0.7322
Perkins Small Cap Value Fund $0.8992
Perkins Value Plus Income Fund $0.2575

C-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $0.2135
Janus Global Allocation Fund - Conservative $0
Janus Global Allocation Fund - Growth $0
Janus Global Allocation Fund - Moderate $0.6090
Janus Global Bond Fund $0.2479
Janus High-Yield Fund $0.0138
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0218
Perkins Large Cap Value Fund $0.2689
Perkins Mid Cap Value Fund $0.7830
Perkins Select Value Fund $0.7322
Perkins Small Cap Value Fund $0.8992
Perkins Value Plus Income Fund $0.2575

D-Class
INTECH Global Dividend Fund $0
INTECH U.S. Core Fund $0
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $0.2135
Janus Global Allocation Fund - Conservative $0
Janus Global Allocation Fund - Growth $0
Janus Global Allocation Fund - Moderate $0.6090
Janus Global Bond Fund $0.2479
Janus High-Yield Fund $0.0138
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0218
Perkins Large Cap Value Fund $0.2689
Perkins Mid Cap Value Fund $0.7830
Perkins Select Value Fund $0.7322
Perkins Small Cap Value Fund $0.8992
Perkins Value Plus Income Fund $0.2575

I-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $0.2135
Janus Global Allocation Fund - Conservative $0
Janus Global Allocation Fund - Moderate $0.6090
Janus Global Allocation Fund - Growth $0
Janus Global Bond Fund $0.2479
Janus High-Yield Fund $0.0138
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0218
Perkins Large Cap Value Fund $0.2689
Perkins Mid Cap Value Fund $0.7830
Perkins Select Value Fund $0.7322
Perkins Small Cap Value Fund $0.8992
Perkins Value Plus Income Fund $0.2575

L-Class
Perkins Mid Cap Value Fund $0.7830
Perkins Small Cap Value Fund $0.8992

N-Class
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $0.2135
Janus High-Yield Fund $0.0138
Janus Short-Term Bond Fund $0.0218
Perkins Large Cap Value Fund $0.2689
Perkins Mid Cap Value Fund $0.7830
Perkins Small Cap Value Fund $0.8992

R-Class
Janus Flexible Bond Fund $0.2135
Janus High-Yield Fund $0.0138
Perkins Mid Cap Value Fund $0.7830
Perkins Small Cap Value Fund $0.8992

S-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $0.2135
Janus Global Allocation Fund - Conservative $0
Janus Global Allocation Fund - Growth $0
Janus Global Allocation Fund - Moderate $0.6090
Janus Global Bond Fund $0.2479
Janus High-Yield Fund $0.0138
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0218
Perkins Large Cap Value Fund $0.2689
Perkins Mid Cap Value Fund $0.7830
Perkins Select Value Fund $0.7322
Perkins Small Cap Value Fund $0.8992
Perkins Value Plus Income Fund $0.2575

T-Class
INTECH Global Dividend Fund $0
INTECH International Fund $0
INTECH U.S. Core Fund $0
INTECH U.S. Growth Fund $0
INTECH U.S. Value Fund $0
Janus Diversified Alternatives Fund  $0
Janus Flexible Bond Fund $0.2135
Janus Global Allocation Fund - Conservative $0
Janus Global Allocation Fund - Moderate $0.6090
Janus Global Allocation Fund - Growth $0
Janus Global Bond Fund $0.2479
Janus High-Yield Fund $0.0138
Janus Real Return Allocation Fund $0
Janus Short-Term Bond Fund $0.0218
Perkins Large Cap Value Fund $0.2689
Perkins Mid Cap Value Fund $0.7830
Perkins Select Value Fund $0.7322
Perkins Small Cap Value Fund $0.8992
Perkins Value Plus Income Fund $0.2575


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74U correctly, the correct answer is as follows (in 000's):"

A-Class
INTECH Global Dividend Fund 140
INTECH International Fund: 59
INTECH U.S. Core Fund: 920
INTECH U.S. Growth Fund: 324
INTECH U.S. Value Fund: 590
Janus Diversified Alternatives Fund: 359
Janus Flexible Bond Fund: 68,584
Janus Global Allocation Fund - Conservative: 881
Janus Global Allocation Fund - Growth: 241
Janus Global Allocation Fund - Moderate: 709
Janus Global Bond Fund: 472
Janus High-Yield Fund: 35,176
Janus Real Return Allocation Fund: 213
Janus Short-Term Bond Fund: 50,224
Perkins Large Cap Value Fund: 217
Perkins Mid Cap Value Fund: 37,419
Perkins Select Value Fund: 9
Perkins Small Cap Value Fund: 4,897
Perkins Value Plus Income Fund: 531

C-Class
INTECH Global Dividend Fund: 42
INTECH International Fund: 14
INTECH U.S. Core Fund: 520
INTECH U.S. Growth Fund: 200
INTECH U.S. Value Fund: 31
Janus Diversified Alternatives Fund : 365
Janus Flexible Bond Fund: 41,220
Janus Global Allocation Fund - Conservative: 1,437
Janus Global Allocation Fund - Growth: 333
Janus Global Allocation Fund - Moderate: 765
Janus Global Bond Fund: 168
Janus High-Yield Fund: 8,718
Janus Real Return Allocation Fund: 206
Janus Short-Term Bond Fund: 25,694
Perkins Large Cap Value Fund: 195
Perkins Mid Cap Value Fund: 7,996
Perkins Select Value Fund: 11
Perkins Small Cap Value Fund: 749
Perkins Value Plus Income Fund: 469

D-Class
INTECH Global Dividend Fund 407
INTECH U.S. Core Fund: 12,480
Janus Diversified Alternatives Fund : 612
Janus Flexible Bond Fund: 71,515
Janus Global Allocation Fund - Conservative: 16,777
Janus Global Allocation Fund - Growth: 16,265
Janus Global Allocation Fund - Moderate: 19,564
Janus Global Bond Fund: 1,003
Janus High-Yield Fund: 39,479
Janus Real Return Allocation Fund: 459
Janus Short-Term Bond Fund: 68,291
Perkins Large Cap Value Fund: 2,057
Perkins Mid Cap Value Fund: 36,173
Perkins Select Value Fund: 488
Perkins Small Cap Value Fund: 3,169
Perkins Value Plus Income Fund: 2,123

I-Class
INTECH Global Dividend Fund: 135
INTECH International Fund: 7,471
INTECH U.S. Core Fund: 4,049
INTECH U.S. Growth Fund: 13,129
INTECH U.S. Value Fund: 6,204
Janus Diversified Alternatives Fund : 658
Janus Flexible Bond Fund: 278,012
Janus Global Allocation Fund - Conservative: 255
Janus Global Allocation Fund - Growth: 350
Janus Global Allocation Fund - Moderate: 431
Janus Global Bond Fund: 23,799
Janus High-Yield Fund: 25,852
Janus Real Return Allocation Fund: 229
Janus Short-Term Bond Fund: 103,470
Perkins Large Cap Value Fund: 2,621
Perkins Mid Cap Value Fund: 126,272
Perkins Select Value Fund: 5,478
Perkins Small Cap Value Fund: 34,672
Perkins Value Plus Income Fund: 847

L-Class
Perkins Mid Cap Value Fund: 1,003
Perkins Small Cap Value Fund: 9,551

N-Class
Janus Diversified Alternatives Fund : 5,892
Janus Flexible Bond Fund: 6,170
Janus High-Yield Fund: 737
Janus Short-Term Bond Fund: 12,324
Perkins Large Cap Value Fund: 3152
Perkins Mid Cap Value Fund: 9,248
Perkins Small Cap Value Fund: 10,616

R-Class
Janus Flexible Bond Fund: 2,866
Janus High-Yield Fund: 182
Perkins Mid Cap Value Fund: 6,853
Perkins Small Cap Value Fund: 1,303

S-Class
INTECH Global Dividend Fund 25
INTECH International Fund: 15
INTECH U.S. Core Fund: 339
INTECH U.S. Growth Fund: 1,128
INTECH U.S. Value Fund: 5
Janus Diversified Alternatives Fund : 357
Janus Flexible Bond Fund: 7,163
Janus Global Allocation Fund - Conservative: 105
Janus Global Allocation Fund - Growth: 136
Janus Global Allocation Fund - Moderate: 251
Janus Global Bond Fund: 92
Janus High-Yield Fund: 753
Janus Real Return Allocation Fund: 206
Janus Short-Term Bond Fund: 1,690
Perkins Large Cap Value Fund: 31
Perkins Mid Cap Value Fund: 29,655
Perkins Select Value Fund: 1
Perkins Small Cap Value Fund: 3,437
Perkins Value Plus Income Fund: 381

T-Class
INTECH Global Dividend Fund 53
INTECH International Fund: 25
INTECH U.S. Core Fund: 6,192
INTECH U.S. Growth Fund: 941
INTECH U.S. Value Fund: 38
Janus Diversified Alternatives Fund : 384
Janus Flexible Bond Fund: 111,093
Janus Global Allocation Fund - Conservative: 1,864
Janus Global Allocation Fund - Growth: 901
Janus Global Allocation Fund - Moderate: 1,373
Janus Global Bond Fund: 704
Janus High-Yield Fund: 143,332
Janus Real Return Allocation Fund: 211
Janus Short-Term Bond Fund: 723,339
Perkins Large Cap Value Fund: 197
Perkins Mid Cap Value Fund: 232,559
Perkins Select Value Fund: 115
Perkins Small Cap Value Fund: 35,769
Perkins Value Plus Income Fund: 497


The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for "responding to Item 74V correctly, the correct answer is as follows:"

A-Class
INTECH Global Dividend Fund $11.60
INTECH International Fund $8.07
INTECH U.S. Core Fund $17.66
INTECH U.S. Growth Fund $16.80
INTECH U.S. Value Fund $12.45
Janus Diversified Alternatives Fund $9.82
Janus Flexible Bond Fund $10.50
Janus Global Allocation Fund - Conservative $12.93
Janus Global Allocation Fund - Growth $13.19
Janus Global Allocation Fund - Moderate $12.58
Janus Global Bond Fund $9.85
Janus High-Yield Fund $9.14
Janus Real Return Allocation Fund $9.64
Janus Short-Term Bond Fund $3.05
Perkins Large Cap Value Fund $15.62
Perkins Mid Cap Value Fund $23.96
Perkins Select Value Fund $11.76
Perkins Small Cap Value Fund $23.62
Perkins Value Plus Income Fund $11.68

C-Class
INTECH Global Dividend Fund $11.56
INTECH International Fund $8.14
INTECH U.S. Core Fund $17.59
INTECH U.S. Growth Fund $16.18
INTECH U.S. Value Fund $12.43
Janus Diversified Alternatives Fund $9.78
Janus Flexible Bond Fund $10.50
Janus Global Allocation Fund - Conservative $12.73
Janus Global Allocation Fund - Growth $13.00
Janus Global Allocation Fund - Moderate $12.40
Janus Global Bond Fund $9.86
Janus High-Yield Fund $9.14
Janus Real Return Allocation Fund $9.59
Janus Short-Term Bond Fund $3.05
Perkins Large Cap Value Fund $15.44
Perkins Mid Cap Value Fund $23.65
Perkins Select Value Fund $11.68
Perkins Small Cap Value Fund $23.13
Perkins Value Plus Income Fund $11.71

D-Class
INTECH Global Dividend Fund $11.58
INTECH U.S. Core Fund $17.67
Janus Diversified Alternatives Fund $9.82
Janus Flexible Bond Fund $10.50
Janus Global Allocation Fund - Conservative $13.00
Janus Global Allocation Fund - Growth $13.26
Janus Global Allocation Fund - Moderate $12.63
Janus Global Bond Fund $9.85
Janus High-Yield Fund $9.14
Janus Real Return Allocation Fund $9.65
Janus Short-Term Bond Fund $3.05
Perkins Large Cap Value Fund $15.57
Perkins Mid Cap Value Fund $24.03
Perkins Select Value Fund $11.78
Perkins Small Cap Value Fund $23.66
Perkins Value Plus Income Fund $11.69

I-Class
INTECH Global Dividend Fund $11.62
INTECH International Fund $8.03
INTECH U.S. Core Fund $17.68
INTECH U.S. Growth Fund $16.68
INTECH U.S. Value Fund $12.51
Janus Diversified Alternatives Fund $9.83
Janus Flexible Bond Fund $10.50
Janus Global Allocation Fund - Conservative $13.01
Janus Global Allocation Fund - Growth $13.27
Janus Global Allocation Fund - Moderate $12.63
Janus Global Bond Fund $9.84
Janus High-Yield Fund $9.15
Janus Real Return Allocation Fund $9.59
Janus Short-Term Bond Fund $3.05
Perkins Large Cap Value Fund $15.62
Perkins Mid Cap Value Fund $24.02
Perkins Select Value Fund $11.80
Perkins Small Cap Value Fund $23.70
Perkins Value Plus Income Fund $11.70

L-Class
Perkins Mid Cap Value Fund $24.26
Perkins Small Cap Value Fund $24.08

N-Class
Janus Diversified Alternatives Fund $9.83
Janus Flexible Bond Fund $10.50
Janus High-Yield Fund $9.14
Janus Short-Term Bond Fund $3.05
Perkins Large Cap Value Fund $15.61
Perkins Mid Cap Value Fund $24.03
Perkins Small Cap Value Fund $23.71

R-Class
Janus Flexible Bond Fund $10.50
Janus High-Yield Fund $9.14
Perkins Mid Cap Value Fund $23.83
Perkins Small Cap Value Fund $23.34

S-Class
INTECH Global Dividend Fund $11.58
INTECH International Fund $8.09
INTECH U.S. Core Fund $17.66
INTECH U.S. Growth Fund $16.73
INTECH U.S. Value Fund $12.53
Janus Diversified Alternatives Fund $9.81
Janus Flexible Bond Fund $10.50
Janus Global Allocation Fund - Conservative $12.91
Janus Global Allocation Fund - Growth $13.13
Janus Global Allocation Fund - Moderate $12.49
Janus Global Bond Fund $9.87
Janus High-Yield Fund $9.16
Janus Real Return Allocation Fund $9.65
Janus Short-Term Bond Fund $3.05
Perkins Large Cap Value Fund $15.62
Perkins Mid Cap Value Fund $23.91
Perkins Select Value Fund $11.77
Perkins Small Cap Value Fund $23.53
Perkins Value Plus Income Fund $11.69

T-Class
INTECH Global Dividend Fund $11.60
INTECH International Fund $8.01
INTECH U.S. Core Fund $17.67
INTECH U.S. Growth Fund $16.62
INTECH U.S. Value Fund $12.48
Janus Diversified Alternatives Fund $9.82
Janus Flexible Bond Fund $10.49
Janus Global Allocation Fund - Conservative $13.00
Janus Global Allocation Fund - Growth $13.25
Janus Global Allocation Fund - Moderate $12.61
Janus Global Bond Fund $9.86
Janus High-Yield Fund $9.14
Janus Real Return Allocation Fund $9.61
Janus Short-Term Bond Fund $3.05
Perkins Large Cap Value Fund $15.55
Perkins Mid Cap Value Fund $24.01
Perkins Select Value Fund $11.77
Perkins Small Cap Value Fund $23.65
Perkins Value Plus Income Fund $11.69